SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): March 23, 2001


                 World Wrestling Federation Entertainment, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                    000-27639             04-2693383
   ----------------------------      --------------       -------------------
   (State or other jurisdiction      (Commission          (IRS Employer
   of incorporation)                 File Number)         Identification No.)


                    1241 East Main Street, Stamford, CT              06902
           -----------------------------------------------         ----------
               (Address of principal executive offices)            (Zip code)


       Registrant's telephone number, including area code: (203) 352-8600

Item 5.     Other Events.


         On March 23, 2001 and March 30, 2001, World Wrestling Federation Entertainment, Inc. ("WWFE") issued the press releases filed as exhibits to this Form 8-K.

Item 7.     Financial Statements and Exhibits.

             (c)  Exhibits

99.1     Press Release dated March 23, 2001
99.2     Press Release dated March 30, 2001




                               Page 2 of 7 pages.

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           WORLD WRESTLING FEDERATION
                           ENTERTAINMENT, INC.



                                 /s/ August J. Liguori
                           By:   ------------------------------------
                                 August J. Liguori
                                 Executive Vice President and
                                 Chief Financial Officer

Dated:  April 11, 2001



                               Page 3 of 7 pages.

                                  EXHIBIT INDEX
                                  -------------


99.1     Press Release dated March 23, 2001
99.2     Press Release dated March 30, 2001.







                               Page 4 of 7 pages.